UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21884

Oppenheimer Rochester Virginia Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.8%
District of Columbia—5.1%
$150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375%		10/01/2029	$163,130
230,000	Metropolitan Washington D.C. Airport Authority[1]	5.000		10/01/2030	266,204
1,300,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.598	[2]	10/01/2035	687,817
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.906	[2]	10/01/2040	2,157,400
1,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road-Metrorail)[1]	0.000	[3]	10/01/2044	1,217,580
					4,492,131
Virginia—58.4%
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500		07/15/2035	243,291
2,004,000	Celebrate, VA North CDA Special Assessment[4]	6.750		03/01/2034	1,294,003
1,200,000	Celebrate, VA South CDA Special Assessment[4]	6.250		03/01/2037	659,724
1,715,000	Fairfax County, VA EDA Senior Living (Lewinsville Retirement Residence)[1]	5.250		03/01/2032	1,727,331
4,000,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		05/15/2044	4,770,600
5,000	Fairfax County, VA IDA (Inova Health System)[1]	5.000		08/15/2023	5,965
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875		08/01/2027	25,062
80,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor II)[1]	5.500		05/01/2029	80,173
10,000	Fairfax County, VA Redevel. & Hsg. Authority (Hsg. For the Elderly)[1]	6.100		09/01/2026	10,029
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.800		03/01/2036	312,550
1,470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450		03/01/2036	367,573
1,300,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.125		03/01/2036	325,065
210,000	Henrico County, VA EDA (Bon Secours Health Systems)[1]	5.250		11/01/2042	239,801
506,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2054	74,600
2,334,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,387,729
2,000,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	2,091,800
300,000	Prince William County, VA IDA (George Mason University Foundation)[1]	5.500		09/01/2031	357,435
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	1,036,450
3,110,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150		09/01/2024	3,117,899
330,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300		09/01/2031	330,650
1,825,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000		08/01/2036	1,837,793
4,990,000	University of Virginia[1]	5.000		06/01/2043	6,071,533
4,000,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	4,001,680

1      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Virginia (Continued)
$1,785,000	VA College Building Authority (Regent University)[1]	5.000%		06/01/2026	$1,786,125
3,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2029	3,781,830
2,000,000	VA Hsg. Devel. Authority[1]	5.100		10/01/2038	2,258,420
1,000,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.250		10/01/2038	1,134,600
10,000	VA Hsg. Devel. Authority, Series A1	5.100		10/01/2035	10,224
10,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)[1,5]	4.750		07/01/2020	10,030
55,000	VA Northern Health Center Commission Nursing Home (Birmingham Green)	5.000		07/01/2028	55,205
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.500		04/01/2033	285,543
250,000	VA Small Business Financing Authority (Roanoke College)[1]	5.750		04/01/2041	288,502
22,000,000	VA Tobacco Settlement Authority	4.867	[2]	06/01/2047	400,400
193,355,000	VA Tobacco Settlement Authority	10.816	[2]	06/01/2047	5,800,650
3,000,000	VA Tobacco Settlement Financing Corp.[1]	5.200	[3]	06/01/2046	2,942,310
545,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	622,930
280,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	320,928
235,000	Washington County, VA IDA (Mountain States Health Alliance)[1,5]	7.250		07/01/2019	254,310
466,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	475,935
					51,796,678
U.S. Possessions—46.3%
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	38,244
750,000	Guam International Airport Authority[1]	6.000		10/01/2034	929,280
350,000	Guam Power Authority, Series A1	5.000		10/01/2027	418,687
125,000	Guam Power Authority, Series A1	5.000		10/01/2023	151,599
125,000	Guam Power Authority, Series A1	5.000		10/01/2030	150,767
205,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	137,979
800,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	557,432
250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	178,585
450,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[3]	07/01/2024	323,172
145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	145,007
1,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,270,063
2,120,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	2,114,658
2,150,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	1,413,259
1,000,000	Puerto Rico Commonwealth GO	6.500		07/01/2040	657,210
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2029	662,250
500,000	Puerto Rico Commonwealth GO	5.750		07/01/2041	327,150
2,565,000	Puerto Rico Commonwealth GO	5.000		07/01/2041	1,669,199
755,000	Puerto Rico Commonwealth GO	5.125		07/01/2031	492,841
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2026	659,230
1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	650,530
170,000	Puerto Rico Commonwealth GO	5.750		07/01/2038	111,612
1,000,000	Puerto Rico Commonwealth GO	6.000		07/01/2039	656,340

2 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$240,000	Puerto Rico Commonwealth GO	5.000%		07/01/2034	$156,180
2,600,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	1,706,432
80,550	Puerto Rico Electric Power Authority	10.000	[2]	07/01/2019	63,091
80,550	Puerto Rico Electric Power Authority	10.000	[2]	07/01/2019	63,091
83,109	Puerto Rico Electric Power Authority	10.000		01/01/2021	64,992
83,109	Puerto Rico Electric Power Authority	10.000		07/01/2021	64,992
27,703	Puerto Rico Electric Power Authority	10.000		07/01/2022	21,657
27,702	Puerto Rico Electric Power Authority	10.000		01/01/2022	21,656
2,000,000	Puerto Rico Electric Power Authority, Series A6	6.750		07/01/2036	1,327,780
200,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2029	132,824
230,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2030	152,743
350,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2027	232,463
580,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2028	385,230
225,000	Puerto Rico Electric Power Authority, Series AAA[6]	5.250		07/01/2031	149,418
600,000	Puerto Rico Electric Power Authority, Series XX6	5.750		07/01/2036	398,430
3,325,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2040	2,208,266
50,000	Puerto Rico Electric Power Authority, Series XX6	5.250		07/01/2035	33,208
245,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250		07/01/2025	162,734
275,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250		07/01/2026	182,644
1,885,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2033	1,935,066
200,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2023	47,000
250,000	Puerto Rico Highway & Transportation Authority	5.300		07/01/2035	154,965
150,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2028	27,000
310,000	Puerto Rico Infrastructure	6.795	[2]	07/01/2029	130,383
470,000	Puerto Rico Infrastructure	6.000		12/15/2026	162,037
500,000	Puerto Rico Infrastructure	6.995	[2]	07/01/2035	140,910
820,000	Puerto Rico Infrastructure[7]	7.046	[2]	07/01/2042	78,786
40,000	Puerto Rico Infrastructure[4]	5.000		07/01/2046	7,000
1,000,000	Puerto Rico Infrastructure[7]	6.995	[2]	07/01/2033	150,260
1,695,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	872,349
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	460,699
50,000	Puerto Rico ITEMECF (Galeria Tower San Patricio)[1]	7.100		04/01/2038	36,849
335,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1,5]	5.625		07/01/2022	267,374
210,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	210,017
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	73,279
125,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2021	125,564
1,985,000	Puerto Rico ITEMECF (University Plaza)[1]	5.000		07/01/2033	1,986,012
1,515,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	930,028
1,000,000	Puerto Rico Public Buildings Authority	5.375		07/01/2033	594,020
500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	310,310
250,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	152,545
1,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2027	1,043,650
2,000,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	1,262,800
1,000,000	Puerto Rico Public Finance Corp., Series B7	6.000		08/01/2026	115,000
250,000	Puerto Rico Public Finance Corp., Series B7	5.500		08/01/2031	28,750
13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.285	[2]	08/01/2056	1,124,231
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500		08/01/2042	468,840
3,710,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500		08/01/2044	1,784,362

3 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.098%[2]		08/01/2044	$960,500
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375		08/01/2039	479,740
4,125,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	1,944,236
585,000	Puerto Rico Sales Tax Financing Corp., Series A	7.886	[2]	08/01/2034	67,854
250,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[3]	08/01/2032	110,188
1,955,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2042	930,619
1,255,000	Puerto Rico Sales Tax Financing Corp., Series C	5.375		08/01/2038	585,633
					41,001,781
Total Investments, at Value (Cost $119,485,702)—109.8%					97,290,590
Net Other Assets (Liabilities)—(9.8)					(8,652,446)
Net Assets—100.0%					$88,638,144

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

6. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds

4 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time

5      OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies

6 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

7 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
District of Columbia	$—	$4,492,131	$—	$4,492,131
Virginia	—	50,791,490	1,005,188	51,796,678
U.S. Possessions	—	41,001,781	—	41,001,781

Total Assets	$—	$96,285,402	$1,005,188	$97,290,590

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

8 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$120,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,673,080
Market Value	$372,796
Market Value as % of Net Assets	0.42%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $5,365,740, representing 6.05% of the Fund’s net assets, were subject to these forbearance agreements

Concentration Risk. The Fund invests in obligations of issuers within certain states and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

9 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$119,485,827

Gross unrealized appreciation	$7,407,154
Gross unrealized depreciation	(29,602,391)

Net unrealized depreciation	$(22,195,237)

10 OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016